Exhibit 24.1
POWER OF ATTORNEY
      	Know all by these presents, that the undersigned hereby constitutes and appoints each of Vlad
Coric, James Engelhart and Douglas Gray, or either of them signing singly, and with full power of substitution, the undersigned's true and lawful attorney-in-fact to:
(1)	prepare, execute in the undersigned's name and on the
undersigned's behalf, and submit to
the U.S. Securities and Exchange Commission (the "SEC") any documents necessary or
appropriate to obtain codes and passwords enabling the undersigned to make electronic filings with the SEC of reports required by Section 16(a) of the Securities Exchange Act of
1934 or any rule or regulation of the SEC;
(2)	execute for and on behalf of the undersigned Forms 3, 4, and 5 in accordance with
Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder;
(3)		do and perform any and all acts for and on behalf of the
undersigned which may be
necessary or desirable to complete and execute any such Form 3, 4, or
5, complete and
execute any amendment or amendments thereto, and timely file such form with the SEC
and any stock exchange or similar authority; and
(4)	take any other action of any type whatsoever in connection with the foregoing which, in the
opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in
such form and shall contain such terms and conditions as such attorney-in-fact may
approve in such attorney-in-fact's discretion.
      	The undersigned hereby grants to each such attorney-in-fact
full power and authority to do and
perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise
of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might
or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.
      	This Power of Attorney shall remain in full force and
effect until the undersigned is no longer
required to file Forms 3, 4, and 5 with respect to the undersigned's holdings of and transactions in securities issued by Biohaven Pharmaceutical Holding Company Ltd., unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-
in-fact.
      	IN WITNESS WHEREOF, the undersigned has caused this Power
of Attorney to be executed as of
this 17th day of June, 2021.
/s/Kishan Mehta
Signature
Kishan Mehta
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